UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08229
______________________________________________

UBS Index Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Item 1.    Reports to Stockholders.

UBS S&P 500 Index Fund
Annual Report
May 31, 2007

UBS S&P 500 Index Fund

July 13, 2007

Dear shareholder,
We are pleased to present you with the annual report for UBS S&P 500 Index Fund (the “Fund”) for the fiscal year ended May 31, 2007.

Performance
The Fund’s investment goal is to replicate the total return of the S&P 500 Index (the “Index”), before fees and expenses. It seeks to accomplish this goal by buying and holding substantially all of the common stocks comprising the Index. Over the fiscal year ended May 31, 2007, the Fund’s Class A shares returned 21.93% net of expenses, before the deduction of any sales charges (after deducting maximum sales charges, the return was 18.88%). During the same period, the median return for the Fund’s peer group, the Lipper S&P 500 Index Objective Funds, was 22.22%.

The Fund’s performance was largely in line with the 22.79% return of the Index given that the Fund incurs management fees and expenses, unlike the Index. Please keep in mind that it is not possible to invest directly in the Index. (Returns for all share classes over various time periods are shown in “Performance at a glance” on pages 6 and 7; please note the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
UBS S&P 500 Index Fund

Investment goal:
Replicate the total return of
the S&P 500 Index, before
fees and expenses

Portfolio managers:
Portfolio Management Team, including Ian Ashment UBS Global Asset Management (Americas) Inc.

Commencement:
Class A-October 2, 1998 Class B-November 7, 2003 Class C-October 7, 1998 Class C-2-November 7, 2003 Class Y-December 31, 1997

Dividend payments:
Annually, if any

An interview with Portfolio Manager Ian Ashment
Q.	How would you describe the economic environment during the past year?
A.	The US economy, which expanded at a rapid pace in early 2006, showed increasing signs of weakness during the reporting period. After growing 5.6% in the first quarter of 2006, gross domestic product (GDP) moderated over the remainder of the year and into 2007. In the second and third quarters of 2006, GDP growth was 2.6% and 2.0%, respectively. The economy then expanded by 2.5% in the fourth quarter of 2006, but the final estimate for first quarter 2007

UBS S&P 500 Index Fund

GDP growth was a weak 0.7%. A variety of factors caused the economy to expand at a more moderate pace during the reporting period, including a cooling housing market and relatively tepid business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	At its June 2006 meeting, the Fed raised the federal funds rate by 25 basis points (0.25%), bringing it to 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This move effectively ended a string of 17 consecutive hikes implemented by the Fed dating back to June 2004. The Fed held rates steady at 5.25% for the remainder of the reporting period, and has repeatedly indicated that future rate movements would be data-dependent as it attempts to ward off inflation and keep the economy growing at a reasonable pace.

Q.	What were some of the trends that drove stock prices higher during the reporting period?
A.	While the stock market experienced periods of volatility during the fiscal year, in particular in February 2007, strong corporate profits buoyed the market. Early in the reporting period, the market moved higher as it became evident that the Fed would pause from its two-year tightening campaign. All told, the S&P 500 Index generated positive returns in each of the first eight months of the reporting period, nearing an all-time record high. The market then abruptly reversed course at the end of February 2007, triggered by an 8.8% fall in China’s market on February 28th, its worst one-day performance in 10 years. Stock prices in the US and abroad quickly followed suit, with the Dow Jones Industrial Average plunging 416 points, or 3.3% on that day. However, the market quickly regained its footing and again posted positive results during the last three months of the fiscal year. Toward the end of the reporting period, the S&P 500 Index reached its all-time high, riding a wave of high-profile deals, better-than-expected consumer data, and strong performances in foreign markets, including Europe and China.

Q.	Can you describe some of the sectors and stocks that performed well, and some of those that didn’t, during the 12-month reporting period?
A.	The market’s rally during the fiscal year was broad in scope, with all 10 sectors in the Fund posting double-digit gains. The best-performing sectors were telecommunication services (+49.8%), utilities (+35.9%)

UBS S&P 500 Index Fund

and materials (+30.6%). In contrast, the industrials (+16.9%), financials (+19.0%) and consumer staples (+19.3%) sectors produced more modest, but still strong returns.

In terms of individual stocks, Goodyear Tire & Rubber, RadioShack Corp., Apple Computer, Inc., Amazon.com, Inc. and Juniper Networks produced the strongest absolute returns for the Fund during the reporting period. On the downside, Advanced Micro Devices, Circuit City Stores, Inc., JDS Uniphase Corp., Whole Foods Market, Inc. and Jabil Circuit, Inc. were the largest absolute detractors from performance.

Q.	From a style standpoint, which tended to perform better: growth or value stocks?
A.	During the 12-month reporting period, value stocks outperformed growth stocks, as the Russell 1000 Value Index gained 26.82% and the Russell 1000 Growth Index rose 21.32%, respectively. From a market capitalization perspective, mid-cap stocks outperformed their large- and small-cap counterparts. Over the 12-month period, the Russell MidCap Index, the Russell 1000 Index, which tracks large-cap stocks, and the Russell 2000 index, which tracks small-cap stocks, returned 25.30%, 24.03% and 20.60%, respectively.

Q.	What is your outlook for the economy?
A.	Despite anemic GDP growth in the first quarter of 2007, we believe that the economy will expand at a faster pace in the second quarter. At the time of this writing, we believe that the employment picture remains solid, and that troubles in the housing market are unlikely to cause a recession. The general consensus regarding short-term interest rates is that the Fed will remain on hold for the foreseeable future. However, the Fed has left open the possibility of additional rate hikes should inflation accelerate. In contrast, if the economy were to continue to falter, the Fed may lower rates to stimulate growth. The Fed’s actions could impact both the stock and bond markets as the year progresses. At the time of this writing, we believe that while market volatility is not likely to go away any time soon, stocks remain attractive for long-term investors.

UBS S&P 500 Index Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS S&P 500 Index Fund
Head of the Americas
UBS Global Asset Management (Americas) Inc.

lan Ashment
Lead Portfolio Manager
UBS S&P 500 Index Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2007. The views and opinions in the letter were current as of July 13, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc. (McGraw-Hill) and has been licensed for use by UBS Global Asset Management. The Fund has not been passed on by McGraw-Hill as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by McGraw-Hill. THE ENTITY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS S&P 500 Index Fund

Comparison of change in value of a $10,000 investment in UBS S&P 500 Index Fund (Class A) and the S&P 500 Index, from the inception date of Class A shares (October 2, 1998) through May 31, 2007 (unaudited)

Comparison of change in value of a $10,000,000 investment in UBS S&P 500 Index Fund (Class Y*) and the S&P 500 Index, from the inception date of Class Y shares (December 31, 1997) through May 31, 2007 (unaudited)

The first graph depicts the performance of UBS S&P 500 Index Fund Class A shares versus the S&P 500 Index from October 2, 1998 (inception date of Class A shares) through May 31, 2007. Returns in the first graph reflect maximum initial sales charges on Class A shares. The second graph depicts the performance of UBS S&P 500 Index Fund Class Y shares versus the S&P 500 Index from December 31, 1997 (inception date of Class Y shares) through May 31, 2007. The performance of the other share classes will vary from the performance of the classes shown based on the differences in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the index is not available for investment and is unmanaged. The comparisons shown are for illustrative purposes only.

*	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 5/31/07

				Since
		1 year	5 years	inception°

	Class A1	21.93%	8.73%	6.15%

	Class B2	21.57	N/A	11.92

Before deducting maximum sales charge	Class C3	21.07	7.94	5.39

	Class C-2[4]	21.50	N/A	11.92

	Class Y5	22.34	9.02	6.17

	Class A1	18.88	8.18	5.84

After deducting maximum sales charge	Class B2	18.57	N/A	11.50

	Class C3	20.07	7.94	5.39

	Class C-2[4]	20.85	N/A	11.92

S&P 500 Index[6]		22.79	9.45	6.63

Lipper S&P 500 Index Objective Funds median[7]		22.22	8.96	6.24

For the Fund’s most recent quarter-end performance information, please refer to the “Average annual total return” table on page 7.

°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares. Since inception returns for the S&P 500 Index and the Lipper S&P 500 Index Objective Funds median are calculated as of December 31, 1997, which is the inception date of the oldest share class (Class Y).

1	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

2	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.

5	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

7	Lipper peer group data calculated by Lipper Inc.;used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 6/30/07

				Since
		1 year	5 years	inception°

	Class A1	19.80%	9.99%	5.89%

	Class B2	19.35	N/A	11.10

Before deducting maximum sales charge	Class C3	18.87	9.16	5.12

	Class C-2[4]	19.28	N/A	11.09

	Class Y5	20.05	10.25	5.92

	Class A1	16.80	9.45	5.58

After deducting maximum sales charge	Class B2	16.35	N/A	10.68

	Class C3	17.87	9.16	5.12

	Class C-2[4]	18.63	N/A	11.09

°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares .

1	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

2	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.

5	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2006 to May 31, 2007.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid
		account value	account value	during period*
		December 1, 2006	May 31, 2007	12/1/06 - 05/31/07

Class A	Actual	$1,000.00	$1,099.00	$3.66

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,021.44	3.53

Class B	Actual	1,000.00	1,097.20	5.75

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,019.45	5.54

Class C	Actual	1,000.00	1,095.40	7.58

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,017.70	7.29

Class C-2	Actual	1,000.00	1,097.20	5.75

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,019.45	5.54

Class Y	Actual	1,000.00	1,101.10	2.36

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,022.69	2.27

*	Expenses are equal to the Fund’s annualized net expense ratios: Class A: 0.70%, Class B:1.10%, Class C:1.45%, Class C-2:1.10% and Class Y: 0.45%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS S&P 500 Index Fund

Portfolio statistics (unaudited)

Characteristics	05/31/07		11/30/06		05/31/06

Net assets (mm)	$223.8		$217.5		$209.8

Number of securities	494		495		493

Portfolio composition*	05/31/07		11/30/06		05/31/06

Commons tocks	99.8%		98.7%		99.9%

Futures	0.0 **		0.0 **		0.0 **

Cash equivalents and
other assets less liabilities	0.2		1.3		0.1

Total	100.0%		100.0%		100.0%

Top five sectors*	05/31/07		11/30/06		05/31/06

Financials	21.4%	Financials	21.8%	Financials	21.9%

Information technology	15.1	Information technology	15.3	Information technology	14.1

Health care	11.8	Health care	11.7	Industrials	12.9

Industrials	11.5	Industrials	11.1	Consumer discretionary	11.7

Consumer discretionary	11.0	Consumer discretionary	11.0	Health care	11.7

Total	70.8%		70.9%		72.3%

Top ten equity holdings*	05/31/07		11/30/06		05/31/06

Exxon Mobil	3.4%	Exxon Mobil	3.6%	Exxon Mobil	3.2%

General Electric	2.8	General Electric	2.9	General Electric	3.1

Citigroup	1.9	Microsoft	2.0	Citigroup	2.1

Microsoft	1.9	Citigroup	1.9	Bank of America	1.9

AT&T, Inc.	1.9	Bank of America	1.9	Microsoft	1.7

Bank of America	1.6	Pfizer	1.6	Johnson & Johnson	1.6

Procter & Gamble	1.5	Procter & Gamble	1.6	Procter & Gamble	1.5

Pfizer	1.4	Johnson & Johnson	1.5	Pfizer	1.5

American International Group	1.4	American International Group	1.4	American International Group	1.4

Johnson & Johnson	1.3	Altria Group	1.4	Altria Group	1.3

Total	19.1%		19.8%		19.3%

*	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is managed to track the S&P 500 Index, and its composition will vary over time.

**	Weighting represents less than 0.05% of net assets as of the date indicated.

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—99.80%

	Number of
Security description	shares	Value

Aerospace & defense—2.62%
Boeing Co.	13,000	$1,307,670

General Dynamics Corp.	6,600	529,584

Goodrich Corp.	2,300	136,827

Honeywell International, Inc.	13,000	752,830

L-3 Communications Holdings, Inc.	1,700	161,942

Lockheed Martin Corp.	5,900	578,790

Northrop Grumman Corp.	5,600	423,416

Precision Castparts Corp.	2,000	239,170

Raytheon Co.	7,400	411,440

Rockwell Collins, Inc.	2,600	183,742

United Technologies Corp.	16,300	1,149,965

		5,875,376

Air freight & couriers—0.83%
FedEx Corp.	5,100	569,262

Ryder System, Inc.	1,000	53,920

United Parcel Service, Inc., Class B	17,000	1,223,490

		1,846,672

Airlines—0.08%
Southwest Airlines Co.	13,200	188,892

Auto components—0.20%
Goodyear Tire & Rubber Co.*	2,400	85,128

Johnson Controls, Inc.	3,300	362,010

		447,138

Automobiles—0.24%

Ford Motor Co.[1]	29,900	249,366

General Motors Corp.	9,400	281,906

		531,272

	Number of
Security description	shares	Value

Banks—6.34%
Bank of America Corp.	72,322	$3,667,449

Bank of New York Co., Inc.	12,600	511,056

BB&T Corp.	8,100	341,091

Comerica, Inc.	2,700	169,641

Commerce Bancorp, Inc.	3,200	110,464

Compass Bancshares, Inc.	2,000	140,000

Fifth Third Bancorp	9,300	393,948

First Horizon National Corp.	2,200	88,638

Hudson City Bancorp, Inc.	7,900	104,201

Huntington Bancshares, Inc.	3,700	83,102

KeyCorp	6,400	227,904

M&T Bank Corp.	1,300	143,559

Marshall & Ilsley Corp.	4,200	201,558

Mellon Financial Corp.	6,800	294,644

National City Corp.	9,700	335,523

Northern Trust Corp.	3,200	208,256

PNC Financial Services Group	5,700	420,660

Regions Financial Corp.	12,223	435,995

Sovereign Bancorp, Inc.	6,035	140,253

SunTrust Banks, Inc.	5,900	526,811

Synovus Financial Corp.	5,400	178,524

US Bancorp, Inc.	28,800	995,904

Wachovia Corp.	31,348	1,698,748

Washington Mutual, Inc.	14,503	634,071

Wells Fargo & Co.	55,200	1,992,168

Zions Bancorp	1,900	152,874

		14,197,042

Beverages—2.08%
Anheuser-Busch Cos., Inc.	12,400	661,416

Brown-Forman Corp., Class B	1,300	88,738

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Beverages—(concluded)
Coca-Cola Co.	32,800	$1,738,072

Coca-Cola Enterprises, Inc.	4,400	102,740

Constellation Brands, Inc., Class A*	3,300	80,190

Molson Coors Brewing Co., Class B	800	73,256

Pepsi Bottling Group, Inc.	2,200	76,978

PepsiCo, Inc.	26,700	1,824,411

		4,645,801

Biotechnology—1.30%
Amgen, Inc.*	19,100	1,075,903

Biogen Idec, Inc.*	5,800	302,876

Celgene Corp.*	6,300	385,812

Genzyme Corp.*	4,300	277,436

Gilead Sciences, Inc.*	7,700	637,329

Medimmune, Inc.*	4,100	237,308

		2,916,664

Building products—0.17%
American Standard Cos., Inc.	2,900	173,362

Masco Corp.	6,700	202,407

		375,769

Chemicals—1.51%
Air Products & Chemicals, Inc.	3,700	288,563

Dow Chemical Co.	15,600	707,928

Eastman Chemical Co.	1,200	79,392

Ecolab, Inc.	3,200	138,080

E.I.du Pont de Nemours & Co.	14,500	758,640

International Flavors & Fragrances, Inc.	1,100	56,463

Monsanto Co.	9,200	566,720

PPG Industries, Inc.	2,300	175,237

Praxair, Inc.	5,500	374,495

	Number of
Security description	shares	Value

Chemicals—(concluded)
Rohm & Haas Co.	2,600	$137,826

Sigma-Aldrich Corp.	2,000	86,560

		3,369,904

Commercial services & supplies—1.27%
Allied Waste Industries, Inc.*	4,000	53,840

Apollo Group, Inc., Class A*	2,300	110,331

Automatic Data Processing, Inc.	9,400	467,180

Avery Dennison Corp.	1,500	97,905

C.H. Robinson Worldwide, Inc.	2,800	151,704

Cintas Corp.	2,200	84,392

Donnelley, R. R. & Sons Co.	3,800	162,716

Equifax, Inc.	2,000	84,060

First Data Corp.	12,400	405,480

Fiserv, Inc.*	2,800	165,900

H&R Block, Inc.	5,200	123,188

Monster Worldwide, Inc.*	2,200	103,862

Paychex, Inc.	5,700	230,280

Pitney Bowes, Inc.	3,500	167,125

Robert Half International, Inc.	2,900	101,906

Waste Management, Inc.	8,600	332,562

		2,842,431

Communications equipment—2.55%
ADC Telecommunications, Inc.*	2,385	39,949

Avaya, Inc.*	7,900	126,400

CIENA Corp.*	1,300	44,617

Cisco Systems, Inc.*	98,800	2,659,696

Corning, Inc.*	25,700	642,500

Juniper Networks, Inc.*	9,000	219,690

Motorola, Inc.	39,200	713,048

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Communications equipment—(concluded)
Qualcomm, Inc.	27,100	$1,163,945

Tellabs, Inc.*	8,000	87,600

		5,697,445

Computers & peripherals—3.92%
Apple Computer, Inc.*	14,100	1,713,996

Dell, Inc.*	35,800	961,946

EMC Corp.*	35,200	594,528

Hewlett-Packard Co.	43,100	1,970,101

International Business Machines Corp.	24,600	2,622,360

Lexmark International, Inc.*	1,700	88,281

NCR Corp.*	2,900	155,643

Network Appliance, Inc.*	6,200	199,578

SanDisk Corp.*	3,500	152,425

Sun Microsystems, Inc.*	60,000	306,000

		8,764,858

Construction & engineering—0.07%
Fluor Corp.	1,600	166,560

Construction materials—0.09%
Vulcan Materials Co.	1,600	191,504

Containers & packaging—0.16%
Ball Corp.	1,500	83,040

Pactiv Corp.*	2,300	78,131

Sealed Air Corp.	3,000	96,900

Temple-Inland, Inc.	1,700	107,100

		365,171

Diversified financials—9.12%
American Express Co.	19,000	1,234,620

Ameriprise Financial, Inc.	4,260	267,741

Bear Stearns Cos., Inc.	2,000	299,920

Capital One Financial Corp.	6,549	522,479

Charles Schwab Corp.	17,000	381,990

Chicago Mercantile Exchange Holdings, Inc.	600	318,600

	Number of
Security description	shares	Value

Diversified financials—(concluded)
CIT Group, Inc.	3,300	$197,769

Citigroup, Inc.	79,500	4,331,955

Countrywide Financial Corp.	9,800	381,612

E*TRADE Financial Corp.*	7,100	170,045

Federal Home Loan Mortgage Corp.	11,300	754,727

Federal National Mortgage Association	15,700	1,003,544

Fidelity National Information Services, Inc.	2,700	145,584

Franklin Resources, Inc.	2,700	366,498

Goldman Sachs Group, Inc.	6,760	1,560,343

Janus Capital Group, Inc.	3,300	91,344

J.P. Morgan Chase & Co.	56,700	2,938,761

Legg Mason, Inc.	2,100	212,163

Lehman Brothers Holdings, Inc.	8,700	638,406

Merrill Lynch & Co., Inc.	14,200	1,316,766

Moody’s Corp.	3,900	271,635

Morgan Stanley & Co., Inc.	17,500	1,488,200

Principal Financial Group, Inc.	4,300	261,440

SLM Corp.	6,900	387,849

State Street Corp.	5,100	348,177

T. Rowe Price Group, Inc.	4,500	231,075

Western Union Co.	13,200	296,340

		20,419,583

Diversified telecommunication services—3.82%
ALLTEL Corp.	6,000	411,120

AT&T, Inc.	101,215	4,184,229

CenturyTel, Inc.	1,900	93,898

Citizens Communications Co.	6,000	95,100

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Diversified telecommunication services—(concluded)
Embarq Corp.	2,694	$173,133

JDS Uniphase Corp.*	3,975	52,072

Qwest Communications International, Inc.*	25,600	263,424

Sprint Corp.	47,199	1,078,497

Verizon Communications	47,700	2,076,381

Windstream Corp.	8,634	129,683

		8,557,537

Electric utilities—2.93%
Allegheny Energy, Inc.*	2,800	149,492

Ameren Corp.	3,500	185,745

American Electric Power Co., Inc.	6,300	300,069

CMS Energy Corp.	4,300	78,475

Consolidated Edison, Inc.	4,300	209,926

Constellation Energy Group, Inc.	3,100	284,487

Dominion Resources, Inc.	5,400	478,386

DTE Energy Co.	2,800	148,064

Edison International, Inc.	4,900	285,523

Entergy Corp.	3,300	372,570

Exelon Corp.	11,000	858,000

FirstEnergy Corp.	5,400	373,842

FPL Group, Inc.	6,500	415,545

PG&E Corp.	5,700	280,782

Pinnacle West Capital Corp.	1,600	74,288

PPL Corp.	6,400	294,144

Progress Energy, Inc.[2]	5,000	210,378

Public Service Enterprise Group, Inc.	4,100	364,654

Southern Co.	12,500	450,125

TECO Energy, Inc.	4,100	71,996

	Number of
Security description	shares	Value

Electric utilities—(concluded)
TXU Corp.	7,600	$512,620

Xcel Energy, Inc.	6,900	158,355

		6,557,466

Electrical equipment—0.46%
Cooper Industries Ltd., Class A	2,800	150,024

Emerson Electric Co.	13,000	629,850

Molex, Inc.	2,300	68,402

Rockwell Automation, Inc.	2,700	183,735

		1,032,011

Electronic equipment & instruments—0.43%
Agilent Technologies, Inc.*	6,500	248,105

Jabil Circuit, Inc.	3,400	78,200

PerkinElmer, Inc.	1,700	45,067

Sanmina-SCI Corp.*	11,000	39,270

Solectron Corp.*	14,900	50,660

Tektronix, Inc.	1,100	33,297

Thermo Electron Corp.*	6,600	360,360

Waters Corp.*	1,600	96,480

		951,439

Energy equipment & services—1.97%
Baker Hughes, Inc.	5,300	437,144

BJ Services Co.	5,100	149,583

ENSCO International, Inc.	2,400	145,368

Halliburton Co.	14,200	510,490

Nabors Industries, Inc.*	4,400	153,736

National-Oilwell Varco, Inc.*	2,700	255,015

Noble Corp.	2,200	203,258

Rowan Cos., Inc.	1,900	75,012

Schlumberger Ltd.	19,300	1,502,891

Smith International, Inc.	3,300	183,183

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Energy equipment & services—(concluded)
Transocean Sedco Forex, Inc.*	4,900	$481,376

Weatherford International Ltd.*	5,700	309,738

		4,406,794

Food & drug retailing—1.30%
CVS Corp.	25,424	979,841

Kroger Co.	11,600	351,712

Safeway, Inc.	7,100	244,808

SUPERVALU, Inc.	3,537	168,503

Sysco Corp.	10,200	337,824

Walgreen Co.	16,300	735,619

Whole Foods Market, Inc.	2,400	98,640

		2,916,947

Food products—1.48%
Archer-Daniels-Midland Co.	10,500	367,920

Campbell Soup Co.	3,800	150,860

ConAgra Foods, Inc.	8,600	219,300

Dean Foods Co.	2,200	72,072

General Mills, Inc.	5,700	349,068

Heinz, H. J. & Co.	4,800	228,384

Kellogg Co.	4,100	221,318

Kraft Foods, Inc., Class A	26,574	899,264

McCormick & Co., Inc.	2,400	89,496

Sara Lee Corp.	12,500	223,750

The Hershey Co.	3,000	158,130

Tyson Foods, Inc., Class A	4,900	109,221

Wm. Wrigley Jr. Co.	3,725	218,285

		3,307,068

Gas utilities—0.38%
Integrys Energy Group, Inc.	1,200	67,080

KeySpan Corp.	3,100	129,177

NiSource, Inc.	5,100	113,271

	Number of
Security description	shares	Value

Gas utilities—(concluded)
Sempra Energy	4,400	$269,808

Spectra Energy Corp.	10,446	278,177

		857,513

Health care equipment & supplies—1.71%
Applera Corp. - Applied Biosystems Group	3,100	88,009

Bausch & Lomb, Inc.	700	47,530

Baxter International, Inc.	10,100	574,084

Becton, Dickinson and Co.	4,000	305,000

Biomet, Inc.	4,100	178,842

Boston Scientific Corp.*	20,015	313,635

C.R. Bard, Inc.	1,700	143,497

Medtronic, Inc.	19,000	1,010,230

Millipore Corp.*	800	59,816

Patterson Cos., Inc.*	2,600	97,552

St. Jude Medical, Inc.*	5,700	243,333

Stryker Corp.[1]	5,000	336,550

Varian Medical Systems, Inc.*	1,800	72,540

Zimmer Holdings, Inc.*	4,000	352,240

		3,822,858

Health care providers & services—2.15%
Aetna, Inc.	8,700	460,491

AmerisourceBergen Corp.	3,100	158,782

Cardinal Health, Inc.	6,600	478,236

CIGNA Corp.	1,600	268,208

Coventry Health Care, Inc.*	2,500	149,175

Express Scripts, Inc.*	2,300	234,830

Humana, Inc.*	2,900	179,945

IMS Health, Inc.	3,300	107,910

Laboratory Corp. of America Holdings*	2,100	165,354

Manor Care, Inc.	1,200	81,600

McKesson Corp.	5,000	315,650

Quest Diagnostics, Inc.	2,400	117,648

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Health care providers & services—(concluded)
Tenet Healthcare Corp.[1],*	8,000	$55,600

UnitedHealth Group, Inc.	22,400	1,226,848

WellPoint, Inc.*	9,900	805,959

		4,806,236

Hotels, restaurants & leisure—1.58%
Carnival Corp.	7,200	363,168

Darden Restaurants, Inc.	2,200	100,254

Harrah’s Entertainment, Inc.	3,200	273,440

Hilton Hotels Corp.	6,500	231,075

International Game Technology	5,400	217,026

Marriott International, Inc., Class A	5,600	257,880

McDonald’s Corp.	19,600	990,780

Starbucks Corp.[1],*	12,300	354,363

Starwood Hotels & Resorts Worldwide, Inc., Class B	3,500	252,245

Wendy’s International, Inc.	1,800	72,234

Wyndham Worldwide Corp.*	3,540	131,688

Yum! Brands, Inc.	4,300	291,196

		3,535,349

Household durables—0.59%
Black & Decker Corp.	1,200	113,316

Centex Corp.	1,900	91,884

D.R. Horton, Inc.	4,200	98,154

Fortune Brands, Inc.	2,300	185,794

Harman International Industries, Inc.	1,200	142,380

KB HOME	1,400	64,246

Leggett & Platt, Inc.	2,700	66,069

Lennar Corp., Class A	2,100	95,865

Newell Rubbermaid, Inc.	4,700	149,272

	Number of
Security description	shares	Value

Household durables—(concluded)
Pulte Homes, Inc.	3,400	$92,786

Stanley Works	1,200	75,876

Whirlpool Corp.	1,300	145,145

		1,320,787

Household products—2.02%
Clorox Co.	2,400	161,136

Colgate-Palmolive Co.	8,300	555,768

Kimberly Clark Corp.	7,300	518,008

Procter & Gamble Co.	51,552	3,276,130

		4,511,042

Industrial conglomerates—3.94%
3M Co.	12,000	1,055,520

General Electric Co.	167,200	6,283,376

Reynolds American, Inc.	2,900	188,616

Textron, Inc.	2,000	214,600

Tyco International Ltd.	32,500	1,084,200

		8,826,312

Insurance—4.69%
ACE Ltd.	5,600	344,792

AFLAC, Inc.	8,200	433,452

Allstate Corp.	9,900	608,850

Ambac Financial Group, Inc.	1,300	116,493

American International Group, Inc.	42,400	3,067,216

AON Corp.	5,300	227,476

Assurant, Inc.	1,400	83,230

Chubb Corp.	6,700	367,629

Cincinnati Financial Corp.	2,965	134,670

Genworth Financial, Inc., Class A	7,300	263,530

Hartford Financial Services Group, Inc.	5,200	536,484

Lincoln National Corp.	4,445	322,263

16

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Insurance—(concluded)
Loews Corp.	7,500	$382,725

Marsh & McLennan Cos., Inc.	8,800	288,904

MBIA, Inc.	2,300	153,065

Metlife, Inc.	11,900	809,200

MGIC Investment Corp.	1,100	71,500

Progressive Corp.	12,300	283,515

Prudential Financial, Inc.	7,700	785,554

SAFECO Corp.	1,700	106,675

The Travelers Cos., Inc.	11,100	601,287

Torchmark Corp.	1,600	112,176

UnumProvident Corp.	5,500	145,970

XL Capital Ltd., Class A	3,000	244,680

		10,491,336

Internet & catalog retail—0.42%
Amazon.com, Inc.*	5,000	345,700

eBay, Inc.*	18,600	605,616

		951,316

Internet software & services—1.16%
Google, Inc., Class A*	3,515	1,749,591

IAC/InterActiveCorp*	3,900	134,940

VeriSign, Inc.*	3,800	113,354

Yahoo!, Inc.*	20,500	588,350

		2,586,235

IT consulting & services—0.32%
Affiliated Computer Services, Inc.*	1,500	87,525

Cognizant Technology Solutions Corp., Class A*	2,000	157,120

Computer Sciences Corp.*	2,800	155,120

Electronic Data Systems Corp.	8,800	253,528

Unisys Corp.*	7,300	60,736

		714,029

	Number of
Security description	shares	Value

Leisure equipment & products—0.32%
Brunswick Corp.	1,600	$55,088

Eastman Kodak Co.	4,400	111,584

Harley-Davidson, Inc.	4,400	268,796

Hasbro, Inc.	3,100	99,665

Mattel, Inc.	6,800	190,468

		725,601

Machinery—1.67%
Caterpillar, Inc.	10,500	825,090

Cummins, Inc.	1,600	150,768

Danaher Corp.	3,800	279,300

Deere & Co.	3,800	457,786

Dover Corp.	3,200	160,160

Eaton Corp.	2,500	234,350

Illinois Tool Works, Inc.	6,900	363,768

Ingersoll Rand Co., Class A	5,000	256,650

ITT Industries, Inc.	2,500	168,250

PACCAR, Inc.	4,350	379,450

Pall Corp.	2,400	107,400

Parker-Hannifin Corp.	2,000	202,720

Terex Corp.*	1,700	144,109

		3,729,801

Media—3.36%
CBS Corp., Class B	12,500	415,750

Clear Channel Communications, Inc.	8,400	322,560

Comcast Corp., Class A*	49,650	1,360,906

E.W. Scripps Co., Class A	1,400	63,868

Gannett Co., Inc.	3,700	217,634

Interpublic Group Cos., Inc.*	7,000	82,250

McGraw-Hill Cos., Inc.	5,900	414,829

New York Times Co., Class A	2,300	57,753

News Corp., Class A	39,100	863,719

Omnicom Group, Inc.	2,700	284,310

17

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Media—(concluded)
The DIRECTV Group, Inc.*	12,700	$296,672

Time Warner, Inc.	62,600	1,337,762

Tribune Co.	3,000	96,600

Viacom Inc., Class B*	11,500	516,580

Walt Disney Co.	33,600	1,190,784

		7,521,977

Metals & mining—1.11%
Alcoa, Inc.	14,300	590,304

Allegheny Technologies, Inc.	1,800	208,062

Consol Energy, Inc.	3,000	145,770

Freeport-McMoRan Copper & Gold, Inc., Class B	5,745	452,132

Newmont Mining Corp.	7,400	301,032

Nucor Corp.	5,000	337,700

Peabody Energy Corp.	4,200	226,968

United States Steel Corp.	2,000	226,320

		2,488,288

Multi-line retail—2.17%
Costco Wholesale Corp.	7,700	434,819

Dollar General Corp.	5,000	108,200

Family Dollar Stores, Inc.	2,900	97,585

J.C. Penney Co., Inc. (Holding Co.)	3,500	281,680

Kohl’s Corp.*	5,500	414,260

Macy’s, Inc.	7,712	307,940

Nordstrom, Inc.	3,600	186,948

Sears Holdings Corp.*	1,458	262,469

Target Corp.	14,300	892,749

Wal-Mart Stores, Inc.	39,400	1,875,440

		4,862,090

Multi-utilities—0.55%
AES Corp.*	11,400	270,522

Centerpoint Energy, Inc.	4,700	88,971

	Number of
Security description	shares	Value

Multi-utilities—(concluded)
Duke Energy Corp.	20,892	$408,230

Questar Corp.	1,300	140,413

Williams Cos., Inc.	10,100	320,776

		1,228,912

Office electronics—0.13%
Xerox Corp.*	16,000	301,920

Oil & gas—8.02%
Anadarko Petroleum Corp.	7,700	382,305

Apache Corp.	5,500	444,125

Ashland, Inc.	1,100	66,352

Chesapeake Energy Corp.	6,600	230,076

Chevron Corp.	35,463	2,889,880

ConocoPhillips, Inc.	26,521	2,053,521

Devon Energy Corp.	7,300	560,494

El Paso Corp.	11,100	189,144

EOG Resources, Inc.	4,000	307,600

Exxon Mobil Corp.	92,700	7,709,859

Hess Corp.	4,100	242,802

Marathon Oil Corp.	5,630	697,050

Murphy Oil Corp.	3,000	177,000

Occidental Petroleum Corp.	13,700	753,089

Sunoco, Inc.	2,200	175,362

Valero Energy Corp.	9,200	686,504

XTO Energy, Inc.	6,433	373,179

		17,938,342

Paper & forest products—0.31%
International Paper Co.	8,000	313,360

MeadWestvaco Corp.	3,200	112,000

Weyerhaeuser Co.	3,400	278,664

		704,024

18

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(continued)

	Number of
Security description	shares	Value

Personal products—0.17%
Avon Products, Inc.	7,400	$284,086

Estee Lauder Cos., Inc., Class A	1,900	89,870

		373,956

Pharmaceuticals—6.60%
Abbott Laboratories	24,700	1,391,845

Allergan, Inc.	2,600	323,778

Barr Pharmaceuticals, Inc.*	1,700	90,644

Bristol-Myers Squibb Co.	32,600	988,106

Eli Lilly & Co.	16,200	949,644

Forest Laboratories, Inc.*	5,300	268,763

Hospira, Inc.*	2,900	115,536

Johnson & Johnson	47,100	2,980,017

King Pharmaceuticals, Inc.*	4,300	91,332

Medco Health Solutions, Inc.*	4,700	365,472

Merck & Co., Inc.	35,000	1,835,750

Mylan Laboratories, Inc.	3,400	67,218

Pfizer, Inc.	115,900	3,186,091

Schering-Plough Corp.	24,400	798,856

Watson Pharmaceuticals, Inc.*	1,900	58,634

Wyeth	21,900	1,266,696

		14,778,382

Real estate—1.22%
Apartment Investment & Management Co., Class A	1,700	93,279

Archstone-Smith Trust	3,600	222,120

AvalonBay Communities, Inc.	1,100	143,429

Boston Properties, Inc.	1,900	219,792

CB Richard Ellis Group, Inc., Class A*	2,900	107,938

	Number of
Security description	shares	Value

Real estate—(concluded)
Developers Diversified Realty Corp.	1,500	$92,475

Equity Residential Properties Trust	5,200	263,484

Host Hotels & Resorts, Inc.	7,900	201,608

Kimco Realty Corp.	3,800	175,902

Plum Creek Timber Co., Inc.	3,000	125,400

ProLogis	4,200	271,572

Public Storage, Inc.	2,000	179,000

Simon Property Group, Inc.	3,700	399,526

Vornado Realty Trust	2,000	242,020

		2,737,545

Road & rail—0.79%
Burlington Northern Santa Fe, Inc.	5,700	530,841

CSX Corp.	7,600	345,344

Norfolk Southern Corp.	6,400	370,432

Union Pacific Corp.	4,400	530,992

		1,777,609

Semiconductor equipment & products—2.54%

Advanced Micro Devices, Inc.*	7,900	112,733

Altera Corp.*	5,700	130,017

Analog Devices, Inc.	5,700	206,397

Applied Materials, Inc.	23,500	448,850

Broadcom Corp., Class A*	8,050	246,008

Intel Corp.	95,000	2,106,150

KLA-Tencor Corp.	3,300	181,434

Linear Technology Corp.	4,600	165,094

LSI Logic Corp.*	11,000	95,480

Maxim Integrated Products, Inc.	5,100	156,825

19

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007
Common stocks—(concluded)

	Number of
Security description	shares	Value

Semiconductor equipment & products—(concluded)
MEMC Electronic Materials, Inc.*	3,000	$180,536

Micron Technology, Inc.*	12,600	153,468

National Semiconductor Corp.	5,100	137,292

Novellus Systems, Inc.*	1,800	55,242

NVIDIA Corp.*	6,200	214,954

PMC-Sierra, Inc.*	3,900	30,069

QLogic Corp.*	2,800	47,768

Teradyne, Inc.*	2,600	44,252

Texas Instruments, Inc.	22,700	802,672

Xilinx, Inc.	5,600	159,488

		5,674,729

Software—3.30%
Adobe Systems, Inc.*	9,700	427,576

Autodesk, Inc.*	3,900	177,255

BMC Software, Inc.*	3,300	109,362

CA, Inc.	6,700	177,751

Citrix Systems, Inc.*	2,800	94,108

Compuware Corp.*	5,300	60,208

Electronic Arts, Inc.*	5,300	259,011

Intuit, Inc.*	5,700	173,850

Microsoft Corp.	139,612	4,281,900

Novell, Inc.*	4,700	36,754

Oracle Corp.*	65,800	1,275,204

Symantec Corp.*	15,506	309,965

		7,382,944

Specialty retail—1.94%
Abercrombie & Fitch Co., Class A	1,400	115,710

AutoNation, Inc.*	2,576	56,981

AutoZone, Inc.*	800	102,904

Bed, Bath & Beyond, Inc.*	4,700	191,102

	Number of
Security description	shares	Value

Specialty retail—(concluded)
Best Buy Co., Inc.	6,800	$328,372

Circuit City Stores-Circuit City Group	2,200	35,354

Gap, Inc.	8,400	155,568

Home Depot, Inc.	33,500	1,302,145

Limited Brands	5,800	152,250

Lowe’s Cos., Inc.	24,700	810,654

Office Depot, Inc.*	4,900	178,360

OfficeMax, Inc.	1,400	62,860

RadioShack Corp.	2,600	88,764

Sherwin-Williams Co.	1,800	121,752

Staples, Inc.	12,200	305,732

Tiffany & Co.	2,200	115,654

TJX Cos., Inc.	7,700	215,369

		4,339,531

Textiles & apparel—0.44%
Coach, Inc.*	6,100	313,296

Jones Apparel Group, Inc.	1,700	50,626

Liz Claiborne, Inc.	1,900	65,911

Nike, Inc., Class B	6,400	363,200

Polo Ralph Lauren Corp.	800	78,024

V. F. Corp.	1,300	121,914

		992,971

Tobacco—1.15%
Altria Group, Inc.	34,200	2,431,620

UST, Inc.	2,500	133,475

		2,565,095

Trading companies & distributors—0.11%
Genuine Parts Co.	2,700	138,564

W.W. Grainger, Inc.	1,200	105,660

		244,224

Total common stocks (cost—$152,953,331)		223,362,298

20

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007

Principal
amount			Maturity	Interest
(000)			dates	rates		Value

Short-term US government obligations[3]—0.05%

$105		US Treasury Bills (cost—$104,615)		4.860	to
			06/28/07	4.965%[4]		$104,615

Repurchase agreement—0.35%

784		Repurchase agreement dated 05/31/07
		with State Street Bank & Trust Co.,
		collateralized by $797,319 US Treasury
		Notes, 4.625% due 03/31/08 to 09/30/08;
		(value—$799,689); proceeds: $784,102
		(cost—$784,000)	06/01/07	4.700		784,000

Number of
shares
(000)

Investments of cash collateral from securities loaned—0.31%

Money market funds[5]—0.09%

0	[6]	AIM Liquid Assets Money Market Portfolio		5.194		10

2		AIM Prime Money Market Portfolio		5.194		2,211

191		UBS Private Money Market Fund LLC[7]		5.216		191,482

Total money market funds (cost—$193,703)						193,703

Principal
amount
(000)

Repurchase agreement—0.22%

$500		Repurchase agreement dated 05/31/07
		with Deutsche Bank Securities, Inc.,
		collateralized by $500,000 Federal Home
		Loan Bank obligations, 5.750% due
		07/24/09; (value—$510,297);
		proceeds: $500,074 (cost—$500,000)	06/01/07	5.300		500,000

Total investments of cash collateral from securities loaned (cost—$693,703)						693,703

Total investments (cost—$154,535,649)—100.51%						224,944,616

Liabilities in excess of other assets—(0.51)%						(1,145,673)

Net assets—100.00%						$223,798,943

*	Non-income producing security.
1	Security, or portion thereof, was on loan at May 31, 2007.
2	Includes 800 Contingent Value Obligations, which are considered illiquid and are fair valued at zero by a valuation committee under the direction of the board of trustees.

21

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2007

3	Entire amount delivered to broker as collateral for futures transactions.
4	Interest rates shown are the discount rates at date of purchase.
5	Rates shown reflect yield at May 31, 2007.
6	Amount represents less than 500 shares.
7	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended May 31, 2007.

					Net income
					earned from
		Purchases	Sales		affiliate for
		during the	during the		the year
	Value at	year ended	year ended	Value at	ended
Security description	05/31/06	05/31/07	05/31/07	05/31/07	05/31/07

UBS Private Money
Market Fund LLC	$870,468	$43,442,417	$44,121,403	$191,482	$947

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Buy contracts	date	Cost	value	appreciation

3	S&P 500 Index Futures	June 2007	$1,144,465	$1,149,675	$5,210

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States					97.6%

Bermuda					0.9

Netherlands Antilles					0.7

Cayman Islands					0.6

Panama					0.2

Total					100.0%

See accompanying notes to financial statements

22

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2007

Assets:
Investments in unaffiliated securities, at value (cost—$154,344,167)[1]	$224,753,134

Investment in an affiliated security, at value (cost—$191,482)	191,482

Total investments in securities, at value (cost—$154,535,649)		$224,944,616

Cash		536

Receivable for investments sold		44,756

Receivable for shares of beneficial interest sold		80,656

Receivable for dividends and interest		426,647

Other assets		31,509

Total assets		225,528,720

Liabilities:
Payable for cash collateral from securities loaned		693,703

Payable for investments purchased		419,706

Payable for shares of beneficial interest repurchased		311,553

Payable to affiliates		104,260

Payable for variation margin		750

Accrued expenses and other liabilities		199,805

Total liabilities		1,729,777

Net assets:
Shares of beneficial interest—$0.001 par value per share
(unlimited amount authorized)		179,795,151

Accumulated undistributed net investment income		1,153,203

Accumulated net realized loss from investment activities and futures		(27,563,588)

Net unrealized appreciation of investments and futures		70,414,177

Net assets		$223,798,943

1 Includes $651,963 of investments in securities on loan, at value.

See accompanying notes to financial statements

			23

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2007

Class A:
Net assets	$145,590,377

Shares outstanding	8,178,496

Net asset value per share	$17.80

Maximum offering price per share (net asset value plus sales charge of 2.50%)	$18.26

Class B:
Net assets	$2,873,491

Shares outstanding	162,399

Net asset value and offering price per share	$17.69

Class C:
Net assets	$31,743,827

Shares outstanding	1,803,244

Net asset value and offering price per share	$17.60

Class C-2:
Net assets	$5,002,121

Shares outstanding	284,104

Net asset value and offering price per share	$17.61

Class Y:
Net assets	$38,589,127

Shares outstanding	2,156,361

Net asset value, offering price and redemption value per share	$17.90

See accompanying notes to financial statements

24

UBS S&P 500 Index Fund

Statement of operations

For the
year ended
May 31, 2007

Investment income:
Dividends	$4,097,296

Interest	57,467

Net securities lending income (includes $947 earned from an affiliated entity)	3,050

4,157,813

Expenses:
Investment advisory and administration fees	424,463

Service fees—Class A	345,604

Service and distribution fees—Class B	30,409

Service and distribution fees—Class C	306,596

Service and distribution fees—Class C-2	31,967

Transfer agency and related services fees—Class A	152,813

Transfer agency and related services fees—Class B	6,811

Transfer agency and related services fees—Class C	25,746

Transfer agency and related services fees—Class C-2	5,518

Transfer agency and related services fees—Class Y	62,705

Professional fees	106,929

Custody and accounting fees	84,892

State registration fees	56,953

Reports and notices to shareholders	47,760

Trustees’ fees	22,184

Licensing fees	21,225

Insurance expense	9,596

Interest expense	4,703

Other expenses	25,882

1,772,756

Less: Expense reimbursements by advisor	(98,434)

Net expenses	1,674,322

Net investment income	2,483,491

Net realized and unrealized gains from investment activities:

Net realized gains from:

Investments	7,453,013

Futures	218,813

Net change in unrealized appreciation/depreciation of:

Investments	31,762,950

Futures	19,190

Net realized and unrealized gain from investment activities	39,453,966

Net increase in net assets resulting from operations	$41,937,457

See accompanying notes to financial statements

25

UBS S&P 500 Index Fund

Statement of changes in net assets

	For the years ended May 31,

	2007	2006

From operations:
Net investment income	$2,483,491	$2,486,735

Net realized gains from investment activities and futures	7,671,826	6,517,247

Net change in unrealized appreciation/depreciation of investments and futures	31,782,140	8,013,867

Net increase in net assets resulting from operations	41,937,457	17,017,849

Dividends and distributions to shareholders from:
Net investment income—Class A	(1,711,073)	(1,771,131)

Net investment income—Class B	(19,552)	(56,973)

Net investment income—Class C	(147,059)	(123,086)

Net investment income—Class C-2	(36,332)	(42,243)

Net investment income—Class Y	(508,844)	(399,625)

Net realized gains from investment activities—Class A	(165,728)	–

Net realized gains from investment activities—Class B	(5,275)	–

Net realized gains from investment activities—Class C	(36,716)	–

Net realized gains from investment activities—Class C-2	(5,642)	–

Net realized gains from investment activities—Class Y	(40,733)	–

	(2,676,954)	(2,393,058)

From beneficial interest transactions:
Net proceeds from the sale of shares	39,844,267	37,030,224

Cost of shares repurchased	(67,724,771)	(66,371,598)

Proceeds from dividends reinvested	2,626,204	2,351,514

Net decrease in net assets from beneficial interest transactions	(25,254,300)	(26,989,860)

Redemption fees	1,672	–

Net increase (decrease) in net assets	14,007,875	(12,365,069)

Net assets:
Beginning of year	209,791,068	222,156,137

End of year	$223,798,943	$209,791,068

Accumulated undistributed net investment income	$1,153,203	$1,112,252

See accompanying notes to financial statements

26

(This page has been left blank intentionally)

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A

	For the years ended May 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of period	$14.79	$13.86	$13.04	$11.19	$12.37

Net investment income[1]	0.20	0.18	0.19	0.13	0.12

Net realized and unrealized gains
(losses) from investment activities	3.03	0.93	0.81	1.82	(1.20)

Net increase (decrease)
from operations	3.23	1.11	1.00	1.95	(1.08)

Dividends from net
investment income	(0.20)	(0.18)	(0.18)	(0.10)	(0.10)

Distributions from net realized
gains from investment activities	(0.02)	–	–	–	–

Total dividends and distributions
to shareholders	(0.22)	(0.18)	(0.18)	(0.10)	(0.10)

Net asset value, end of period	$17.80	$14.79	$13.86	$13.04	$11.19

Total investment return[3]	21.93%	7.99%	7.62%	17.48%	(8.70)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$145,590	$138,585	$143,288	$140,491	$79,638

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by advisor	0.70%[5]	0.70%	0.70%	0.70%	0.67%

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	0.74%[5]	0.82%	0.79%	0.84%	0.84%

Net investment income to
average net assets	1.26%[5]	1.23%	1.41%	1.02%	1.14%

Portfolio turnover	2%	4%	7%	16%	10%

1	Calculated using the average month-end shares outstanding for the period.
2	Commencement of issuance of shares.
3	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Annualized.
5	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements

28

Class B

			For the period
For the years ended May 31,			November 7, 2003[2]
			through
2007	2006	2005	May 31, 2004

$14.64	$13.70	$12.89	$12.12

0.13	0.11	0.13	0.04

3.01	0.91	0.80	0.77

3.14	1.02	0.93	0.81

(0.07)	(0.08)	(0.12)	(0.04)

(0.02)	–	–	–

(0.09)	(0.08)	(0.12)	(0.04)

$17.69	$14.64	$13.70	$12.89

21.57%	7.48%	7.18%	6.70%

$2,873	$6,771	$12,924	$18,595

1.10%[5]	1.10%	1.10%	1.10%[4]

1.18%[5]	1.16%	1.15%	1.18%[4]

0.82%[5]	0.80%	1.01%	0.59%[4]

2%	4%	7%	16%

See accompanying notes to financial statements

29

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C

	For the years ended May 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of period	$14.63	$13.70	$12.89	$11.06	$12.21

Net investment income[1]	0.08	0.07	0.09	0.03	0.04

Net realized and unrealized gains
(losses) from investment activities	2.99	0.91	0.79	1.81	(1.19)

Net increase (decrease)
from operations	3.07	0.98	0.88	1.84	(1.15)

Dividends from net
investment income	(0.08)	(0.05)	(0.07)	(0.01)	(0.00)[3]

Distributions from net realized
gains from investment activities	(0.02)	–	–	–	–

Total dividends and distributions
to shareholders	(0.10)	(0.05)	(0.07)	(0.01)	(0.00)[3]

Net asset value, end of period	$17.60	$14.63	$13.70	$12.89	$11.06

Total investment return[4]	21.07%	7.18%	6.79%	16.68%	(9.39)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$31,744	$29,967	$36,023	$41,204	$31,277

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by advisor	1.45%[6]	1.45%	1.45%	1.45%	1.42%

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	1.46%[6]	1.47%	1.49%	1.53%	1.63%

Net investment income to
average net assets	0.51%[6]	0.47%	0.66%	0.27%	0.39%

Portfolio turnover	2%	4%	7%	16%	10%

1	Calculated using the average month-end shares outstanding for the period.
2	Commencement of issuance of shares.
3	Amount of dividend paid represents less than $0.005 per share.
4	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
5	Annualized.
6	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements

30

Class C-2

			For the period
For the years ended May 31,			November 7, 2003[2]
			through
2007	2006	2005	May 31, 2004

$14.62	$13.70	$12.89	$12.12

0.13	0.12	0.13	0.04

3.00	0.91	0.79	0.77

3.13	1.03	0.92	0.81

(0.12)	(0.11)	(0.11)	(0.04)

(0.02)	–	–	–

(0.14)	(0.11)	(0.11)	(0.04)

$17.61	$14.62	$13.70	$12.89

21.50%	7.54%	7.15%	6.70%

$5,002	$5,071	$5,816	$6,862

1.10%[6]	1.10%	1.10%	1.10%[5]

1.14%[6]	1.15%	1.19%	1.21%[5]

0.85%[6]	0.83%	1.01%	0.60%[5]

2%	4%	7%	16%

See accompanying notes to financial statements

31

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class Y

	For the years ended May 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of year	$14.86	$13.93	$13.11	$11.24	$12.41

Net investment income[1]	0.25	0.22	0.23	0.15	0.14

Net realized and unrealized gains
(losses) from investment activities	3.05	0.92	0.80	1.84	(1.19)

Net increase (decrease)
from operations	3.30	1.14	1.03	1.99	(1.05)

Dividends from net
investment income	(0.24)	(0.21)	(0.21)	(0.12)	(0.12)

Distributions from net realized
gains from investment activities	(0.02)	–	–	–	–

Total dividends and distributions
to shareholders	(0.26)	(0.21)	(0.21)	(0.12)	(0.12)

Net asset value, end of year	$17.90	$14.86	$13.93	$13.11	$11.24

Total investment return[2]	22.34%	8.21%	7.83%	17.79%	(8.42)%

Ratios/supplemental data:

Net assets, end of period (000’s)	$38,589	$29,396	$24,105	$21,783	$12,324

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by and
recoupments to advisor	0.45%[4]	0.45%	0.45%[3]	0.45%	0.42%

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	0.56%[4]	0.67%	0.45%	0.45%	0.58%

Net investment income to
average net assets	1.52%[4]	1.49%	1.67%[3]	1.24%	1.39%

Portfolio turnover	2%	4%	7%	16%	10%

1	Calculated using the average month-end shares outstanding for the year.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3	The advisor recouped expenses previously paid by the advisor on behalf of the Fund, not to exceed the expense cap.
4	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements

32

UBS S&P 500 Index Fund

 Notes to financial statements

Organization and significant accounting policies
UBS S&P 500 Index Fund (the “Fund”) is currently the sole series of UBS Index Trust (the “Trust”), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and was organized as a Delaware statutory trust on May 27, 1997.

Currently, the Fund offers Class A, Class B, Class C, Class C-2 and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B, Class C, and Class C-2 shares each have exclusive voting rights with respect to their service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price.

33

UBS S&P 500 Index Fund

 Notes to financial statements

Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying

34

UBS S&P 500 Index Fund

 Notes to financial statements

obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Futures contracts—The Fund may use futures in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for Fund management purposes. The Fund also may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage

35

UBS S&P 500 Index Fund

 Notes to financial statements

of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Investment advisor and administrator
The Board has approved an Investment advisory and administration contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. At May 31, 2007, the Fund owed UBS Global AM $42,502 for investment advisory and administration fees.

36

UBS S&P 500 Index Fund

 Notes to financial statements

UBS Global AM has contractually undertaken to reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual ordinary operating expenses of Class A, Class B, Class C, Class C-2 and Class Y shares at a level not to exceed 0.70%, 1.10%, 1.45%, 1.10% and 0.45%, respectively through September 30, 2007. The Fund will reimburse UBS Global AM for any such payments during the following three-year period to the extent that operating expenses are otherwise below the expense caps. For the year ended May 31, 2007, UBS Global AM reimbursed the Fund expenses totaling $98,434.

At May 31, 2007, the Fund had remaining expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Expense reimbursements	Expires	Expires	Expires
subject to repayment	May 31, 2008	May 31, 2009	May 31, 2010

Class A	$131,391	$180,839	$51,743

Class B	9,281	6,119	3,437

Class C	14,544	7,351	3,372

Class C-2	5,863	2,981	1,934

Class Y	—	60,706	37,948

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Trust. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2007, the Fund paid brokerage commissions to Morgan Stanley in the amount of $2,582. During the year ended May 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $49,812.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. There is no service or distribution plan with respect to the Fund’s Class Y shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, Class C and Class C-2 shares, the Fund pays UBS Global AM—US monthly service fees

37

UBS S&P 500 Index Fund

 Notes to financial statements

at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Class C-2 shares and monthly distribution fees at the annual rate of 0.40% of the average daily net assets of Class B and Class C-2, and 0.75% of the average daily net assets of Class C shares. At May 31, 2007, the Fund owed UBS Global AM—US $61,742 in service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class C-2 shares. UBS Global AM—US has informed the Fund that for the year ended May 31, 2007, it earned $31,636, $2,376, $687 and $2,469 in initial sales and deferred sales charges on Class A, Class B, Class C, and Class C-2 shares, respectively.

Redemption fees
Effective March 1, 2007, there is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the year ended May 31, 2007, redemption fees paid to the Fund were $1,672.

Transfer agency related services fees
UBS Financial Services Inc., an indirect wholly owed subsidiary of UBS AG, provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. (“PFPC”), the Fund’s transfer agent, and is compensated for these services by PFPC, not the Fund.
For the year ended May 31, 2007, UBS Financial Services Inc. received from PFPC, not the Fund, $32,932 of the total transfer agency and related services fees paid by the Fund to PFPC.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or

38

UBS S&P 500 Index Fund

 Notes to financial statements

irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. For the year ended May 31, 2007, UBS Securities LLC earned $1,884 in compensation as the Fund’s lending agent. At May 31, 2007, the Fund owed UBS Securities LLC $16 in compensation as the Fund’s lending agent.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. During the year ended May 31, 2007, the Fund had an average daily amount of borrowing of $1,459,436 for 20 days with a related weighted average annualized interest rate of 5.80%, which resulted in $4,703 of interest expense.

Purchases and sales of securities
 For the year ended May 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $5,072,095 and $27,975,507, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

39

UBS S&P 500 Index Fund

 Notes to financial statements

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income	$2,422,860	$2,393,058

Capital gains	254,094	—

At May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,141,947

Accumulated realized capital and other losses	(11,592,840)

Net unrealized appreciation of investments	54,454,685

Total accumulated earnings	$44,003,792

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at May 31, 2007 were as follows:

Tax cost of investments	$170,489,931

Gross unrealized appreciation	58,219,190

Gross unrealized depreciation	(3,764,505)

Net unrealized appreciation	$54,454,685

The differences between book-basis and tax-basis unrealized appreciation of investments and futures is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

At May 31, 2007, the Fund had a net capital loss carryforward of $13,548,241. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $7,021,736 in 2010 and $6,526,505 in 2011. The entire capital loss carryforward is from the acquisition of UBS Enhanced S&P 500 Fund on November 7, 2003. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $1,753,144 of the capital loss carryforward to offset current year realized gains.

40

UBS S&P 500 Index Fund

 Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2007, undistributed net investment income was decreased by $19,680 and accumulated net realized loss from investment activities and futures was decreased by $19,680. These differences are primarily due to return of capital adjustments from real estate investment trusts.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of this Fund’s November 30, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended
May 31, 2007:	Shares	Amount	Shares	Amount

Shares sold	1,892,928	$30,508,670	1,060	$16,848

Shares repurchased	(3,423,659)	(54,344,598)	(74,803)	(1,172,769)

Shares converted from
Class B to Class A	225,635	3,575,983	(227,615)	(3,575,983)

Dividends reinvested	111,674	1,839,274	1,310	21,480

Net decrease	(1,193,422)	$(18,420,671)	(300,048)	$(4,710,424)

41

UBS S&P 500 Index Fund

 Notes to financial statements

	Class C		Class C-2

For the year ended
May 31, 2007:	Shares	Amount	Shares	Amount

Shares sold	82,704	$1,313,135	413	$6,539

Shares repurchased	(338,977)	(5,407,509)	(65,668)	(1,032,627)

Dividends reinvested	10,797	176,420	2,461	40,169

Net decrease	(245,476)	$(3,917,954)	(62,794)	$(985,919)

	Class Y

For the year ended
May 31, 2007:	Shares	Amount

Shares sold	491,038	$7,999,075

Shares repurchased	(345,618)	(5,767,268)

Dividends reinvested	33,184	548,861

Net increase	178,604	$2,780,668

	Class A		Class B

For the year ended
May 31, 2006:	Shares	Amount	Shares	Amount

Shares sold	1,962,643	$28,589,450	25,485	$359,694

Shares repurchased	(3,367,945)	(49,220,579)	(186,351)	(2,658,665)

Shares converted from
Class B to Class A	319,968	4,662,140	(323,740)	(4,662,140)

Dividends reinvested	119,163	1,749,307	3,359	48,909

Net decrease	(966,171)	$(14,219,682)	(481,247)	$(6,912,202)

	Class C		Class C-2

For the year ended
May 31, 2006:	Shares	Amount	Shares	Amount

Shares sold	116,900	$1,668,239	832	$12,201

Shares repurchased	(705,344)	(10,149,235)	(81,148)	(1,161,068)

Dividends reinvested	7,979	116,259	2,712	39,434

Net decrease	(580,465)	$(8,364,737)	(77,604)	$(1,109,433)

	Class Y

For the year ended
May 31, 2006:	Shares	Amount

Shares sold	436,378	$6,400,640

Shares repurchased	(215,932)	(3,182,051)

Dividends reinvested	26,975	397,605

Net increase	247,421	$3,616,194

42

UBS S&P 500 Index Fund

 Notes to financial statements

Subsequent event
The Fund will cease offering Class B shares (with limited exceptions), effective on or about October 1, 2007. New or additional investments into Class B shares, including investments through an automatic investment plan, will not be permitted after September 28, 2007. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features will continue.

43

UBS S&P 500 Index Fund

 Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
UBS S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of UBS S&P 500 Index Fund Inc. (the “Fund”), (the sole series comprising UBS Index Trust), including the portfolio of investments, as of May 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS S&P 500 Index Fund Inc. at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
July 13, 2007

44

UBS S&P 500 Index Fund

 General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

45

UBS S&P 500 Index Fund

 Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (May 31, 2007) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 100%

For the fiscal year ended May 31, 2007, certain dividends paid by UBS S&P 500 Index Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,422,860 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2007. Such notification, which will reflect the amount to be used by calender year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

46

(This page has been left blank intentionally)

47

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustees or for which a person served as an officer, and other directorships held by the trustees.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg; †† 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1997	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

48

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by trustee	held by trustee

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

49

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Independent Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1997	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until June 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, 8th Floor Washington DC 20006	Trustee	Since 1997	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

50

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by trustee	held by trustee

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committees).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

51

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Independent Trustees (concluded)

	Position(s)	Term of office†
	held with	and length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Heather R. Higgins; 47 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (2001–2007).

52

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by trustee	held by trustee

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

53

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region, with which she has been employed since 1994. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

54

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director (since 2001)) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

55

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global Asset Management—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

56

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, J. P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

57

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Nancy Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

58

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

59

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

60

UBS S&P 500 Index Fund

 Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Trust	time served	for which person serves as officer

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1997	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.    Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $43,500 and $42,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $3,712, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,500 and $14,890, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended May 31, 2007 and May 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.
Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2007 and May 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended May 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended May 31, 2007 and May 31, 2006, the aggregate fees billed by E&Y of $2,274,935 and $2,406,794, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$19,273	$18,602
Non-Covered Services	2,255,662	2,388,192

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment.

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed July 6, 2004 (Accession Number: 0001047469-04-025838)(SEC File No. 811-08229).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Index Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	August 3, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 3, 2007